July 18, 2003

                         EMERGING MARKETS PORTFOLIO
                         FOUNDERS PASSPORT PORTFOLIO
                               JAPAN PORTFOLIO
                (EACH A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

                          SUPPLEMENT TO PROSPECTUS
                              DATED MAY 1, 2003

      On or about November 14, 2003, each of the Emerging Markets Portfolio, Founders Passport Portfolio and Japan Portfolio (each, a "Portfolio") will be liquidated and its assets distributed to its respective shareholders and Portfolio shareholder accounts will be closed. Accordingly, effective as of the close of business on July 17, 2003, each Portfolio was closed to any investments for new accounts.

                                                                       DIPs0703